TRINITY ENERGY RESOURCES, INC.


T. C. O'DELL, CHAIRMAN,
PRESIDENT  &  CEO


                                November 29, 1999


Cliveden  Petroleum Co. Ltd.
17  XXXI  Decembre
Geneva 1207 Switzerland
c/o:  J. Rolfe Johnson          FAX  NO.  713-621-2772

Dear  Mr.  Johnson:

     This letter hereby acknowledges the agreement between Trinity Energy Resources, Inc. ("Trinity") and Cliveden Petroleum Co. Ltd. ("Cliveden") to extend until December 31, 1999 the time that Cliveden must notify Trinity as to whether it has elected to exercise its rights under the Farmout provisions of that certain agreement between Trinity and Cliveden dated May 5, 1999.

     The parties further agree that neither Cliveden nor any of its principals, employees, agents or representatives, will, for a period of two years from this date, directly or indirectly, take any action, alone or in concert with others, that would bypass or circumvent Trinity regarding the acreage held under its Convention Agreement with the Republic of Chad and the associated Exploration Permit H.

     If this agreement meets with your approval, please sign below and return at your earliest convenience to me.

Sincerely,                              AGREED  &  ACCEPTED  this  29th  day  of
                                                                   ----
                                        Nov.___________________.  1999

TRINITY ENERGY RESOURCES, INC.
                                        CLIVEDEN  PETROLEUM  CO.  LTD.
T. C. O'DELL (SIGNATURE)

T. C. O'Dell                            Friedhelm  Eronat
Chairman & Chief Executive Officer      ----------------------------------------
                                        by


                                        President
                                        ----------------------------------------
                                        Title



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                   Tel: 281-589-7675  Fax: 281-589-7712


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